Supplement dated March 9, 2021
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2020,
Issued by Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the fee and expense information related to the ETF Shares of Vanguard Emerging Markets Stock Index Fund (the “Fund”) is replaced with the following current fee and expense information for the Fund:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in the Fund:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
International and Alternative Subaccounts:
Vanguard Emerging Markets Stock Index Fund, ETF Shares	0.07%	0.00%	0.03%	0.00%	0.10%
(1)     The Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning the Fund’s fees and expenses are contained in the prospectus for that Fund.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

IL-79-17097-2103